Exhibit 24.1
                            Powers of Attorney
                    Signature Page of This Registration



                                SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on this 27th day of March, 1998.



                              REGAL-BELOIT CORPORATION
                              REGISTRANT


                              By:       James L. Packard
                                        ----------------
                                        James L. Packard
                              Chairman, President and Chief Executive Officer


                               POWERS OF ATTORNEY

Each person whose signature appears below constitutes and appoints
James L. Packard and Kenneth F. Kaplan, and each of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission and any state of the U.S., granting unto said attorneys-in-fact and agents full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                   Title                                  Date
---------                   -----                                  ----

James L. Packard
------------------------
James L. Packard            Chairman, President and              March 27, 1998
                            Chief Executive Officer



Kenneth F. Kaplan
------------------------
Kenneth F. Kaplan           Secretary, Vice President            March 27, 1998
                            and Chief Financial Officer


Henry W. Knueppel
------------------------
Henry W. Knueppel           Executive Vice President             March 27, 1998
                            Director


Frank E. Bauchiero
------------------------
Frank E. Bauchiero          Director                             March 27, 1998


J. Reed Coleman
------------------------
J. Reed Coleman             Director                             March 27, 1998


John M. Eldred
------------------------
John M. Eldred              Director                             March 27, 1998


Stephen N. Graff
------------------------
Stephen N. Graff            Director                             March 27, 1998


G. Frederick Kasten, Jr.
------------------------
G. Frederick Kasten, Jr.    Director                             March 27, 1998


William W. Keefer
------------------------
William W. Keefer           Director                             March 27, 1998


John A. McKay
------------------------
John A. McKay               Director                             March 27, 1998


The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on March 27, 1998.

                              REGAL-BELOIT CORPORATION
                              PLAN

                              By:  James L. Packard
                                   ----------------
                                   James L. Packard
                                   Plan Sponsor